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                                                                    Exhibit 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "10-Q Report"), that:


        (1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        The undersigned have executed this Certification effective as of January 15, 2003.

                                              /s/ Ronald A. Drapeau
                                              ----------------------------------
                                              Ronald A. Drapeau,
                                              Chairman, President and Chief
                                              Executive Officer

                                              /s/ Bradley J. Holiday
                                              ----------------------------------
                                              Bradley J. Holiday,
                                              Executive Vice President and Chief
                                              Financial Officer